                                                                   Exhibit 10.11
                                                                   -------------


                              Assignment Agreement
                              --------------------

                       (Related to Bank Credit Agreement)


Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as amended and as the same may from time to time be further amended, modified or supplemented, the "CREDIT AGREEMENT"). Except as defined herein or in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined.

THE HUNTINGTON NATIONAL BANK (the "ASSIGNOR") and LASALLE BANK NATIONAL ASSOCIATION (the "ASSIGNEE") hereby agree as follows:

The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of Assignor's outstanding rights and obligations under the Credit Agreement indicated in Item 4 of Annex I, including, without limitation, all rights and obligations with respect to the Assigned Share of the Assignor's Commitment and of the Loans, Unpaid Drawings and the Notes held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Item 4 of Annex I.

The Assignor (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement, that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of the other Credit Parties of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the



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

Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with the Administrative Agent's terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor, the Assignee and the consent hereof by the Administrative Agent and the receipt by the Administrative Agent of the administrative fee referred to in section 12.4(c) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents, and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in
Item 6 of Annex I, (y) all Commitment Fees (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I, and (z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, that, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fees and Letter of Credit Fees, to be paid by the Administrative Agent, upon receipt thereof from the Borrower, directly to the Assignee. It is further agreed that all payments of principal made by the Borrower on the Assigned Share of the Loans that occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing that represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement that are outstanding on the Settlement Date, net of any closing costs, and that are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.
THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
                                      * * *


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



IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE HUNTINGTON NATIONAL BANK,                             LASALLE BANK NATIONAL ASSOCIATION,
as Assignor                                               as Assignee



By:                                                       By:
    --------------------------------------                    ---------------------------------------
Name:                                                     Name:
      ------------------------------------                      -------------------------------------
Title:                                                    Title:
       -----------------------------------                       ------------------------------------


Acknowledged and Agreed:

NATIONAL CITY BANK,
as Administrative Agent


By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------


                                     ANNEX I
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         The Borrower:

                  ANTHONY & SYLVAN POOLS CORPORATION

         Name and Date of Credit Agreement:

                  Credit Agreement, dated as of July 8, 1999, as amended, among Anthony & Sylvan Pools Corporation, the Lenders from time to time party thereto, and National City Bank, as Administrative Agent.

         Date of Assignment Agreement:

                  February 8, 2002

         Amounts (as of date of item #3 above):


====================================================================================================================
                                                          COMMITMENT                           LOANS
====================================================================================================================
Aggregate Amount for all Lenders                           $35,000,000                     $13,000,000.00
--------------------------------------------------------------------------------------------------------------------
Assigned Share                                               28.57142857%                       28.57142857%
--------------------------------------------------------------------------------------------------------------------
Amount of Assigned Share                                   $10,000,000                      $3,714,285.72
--------------------------------------------------------------------------------------------------------------------
Amount Retained by Assignor                                   $   0.00                              $0.00
====================================================================================================================

         Settlement Date:

                  February 22, 2002

         Rate of Interest to the Assignee:

                  As set forth in section 2.7 of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee).

         Commitment Fee:

                  As set forth in section 4.1(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee).

         Letter of Credit Fees:

                  As set forth in section 4.1(b) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee).

         Notices:


         ASSIGNOR:                                                      ASSIGNEE:
         The Huntington National Bank                                   LaSalle Bank National Association
         917 Euclid Avenue                                              135 S. LaSalle
         Cleveland, Ohio  44115                                         Mailcode 135-1112
         Attention: Laura L. Conway, Vice President                     Chicago, Illinois  60603
         Telephone No.: 216-515-6258                                    Attention: Tracy Harper, Asst. Vice President
         Facsimile No.: 216-515-6076                                    Telephone No.: 312-904-7012
                                                                        Facsimile No.: 312-904-9293


         Payment Instructions:

         ASSIGNOR:                                                      ASSIGNEE:
         The Huntington National Bank                                   LaSalle Bank National Association
         917 Euclid Avenue                                              135 S. LaSalle
         Cleveland, Ohio  44115                                         Mailcode 135-1112
         ABA No. 044-000-024                                            Chicago, Illinois  60603
         Account No.: GL 15804-777777                                   ABA No. 071 000 505
         Reference: Anthony & Sylvan Pools Corporation                  Account No.: GL 137 8018 7300
         Attention: Commercial Loan Operations                          Reference: Anthony & Sylvan Pools Corporation
         Telephone No.: 216-515-6743                                    Attention: Kim Allen
         Facsimile No.: 216-515-6251                                    Telephone No.: 312-904-8173
                                                                        Facsimile No.: 312-904-9293



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